SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report September 21, 2000
                                         ------------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                          38-0549190
          ------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)


One American Road, Dearborn,  Michigan                                  48126
--------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated September 21, 2000 concerning Ford's proposal to acquire the outstanding minority interests in The Hertz Corporation, filed as
Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 20                 News Release dated            Filed with this Report
                           September 21, 2000







                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           ------------------
                                           (Registrant)


Date:  September 21, 2000                  By: /s/Kathryn S. Lamping
                                               ---------------------
                                                  Kathryn S. Lamping
                                                  Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                DESCRIPTION
-----------                -----------

Exhibit 20                 News Release dated
                           September 21, 2000